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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report:                                   Commission File Number
    ---------------                                   ----------------------
    April 1, 2002                                            1-5805

                           J.P. MORGAN CHASE & CO.
                           -----------------------
            (Exact name of registrant as specified in its charter)



                    Delaware                                    13-2624428
                    --------                                    ----------
 (State or other jurisdiction of incorporation)              (I.R.S. Employer
                                                            Identification No.)


          270 PARK AVENUE, NEW YORK, NY                           10017
          -----------------------------                           -----
     (Address of principal executive offices)                   (Zip Code)




     (Registrant's telephone number, including area code) (212) 270-6000
                                                          --------------




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ITEM 5.  OTHER EVENTS
---------------------

J.P. Morgan Chase & Co. (NYSE:JPM) announced on April 1, 2002 that it had reached agreement on March 30, 2002 with Sumitomo Corporation to settle litigation arising from a series of copper transactions in the mid-1990s. Under the agreement, J.P. Morgan Chase & Co. will pay Sumitomo $125 million, and Sumitomo will release J.P. Morgan Chase & Co. and all of its predecessors, affiliates, and current and former employees from any and all claims stemming from the trading losses and will dismiss its lawsuits against these institutions. A portion of the $125 million settlement had been previously reserved by J.P. Morgan Chase & Co.

A copy of JPMorgan Chase's press release is attached as an exhibit hereto. That press release may contain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Results may differ from those set forth in the forward-looking statements. Such risks and uncertainties are described in the Annual Report on Form 10-K for the year ended December 31, 2001 of J.P. Morgan Chase & Co., filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site www.sec.gov, to which reference is hereby made.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

EXHIBIT NUMBER                                DESCRIPTION
--------------                                -----------
99.1                                          Press Release dated April 1, 2002




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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             J.P. MORGAN CHASE & CO.
                                             -----------------------
                                                  (Registrant)

                                             BY /s/ MARC J. SHAPIRO
                                             ----------------------
                                                 Marc J. Shapiro
                                          Vice Chairman, Finance, Risk
                                          Management and Administration



Dated:  April 1, 2002



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                                EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION                            PAGE
-----------                  -----------                            ----

99.1                         Press Release                           5








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